EXHIBIT 99.1

                    PRESS RELEASE OF NORTHWEST BANCORP, INC.

                                                                    Exhibit 99.1

                                EARNINGS RELEASE

FOR IMMEDIATE RELEASE

Contact: William J. Wagner, President and Chief Executive Officer (814) 726-2140
         William W. Harvey, Jr., Senior Vice President and Chief Financial Officer (814) 726-2140

            Northwest Bancorp, Inc. Announces Second Quarter Earnings
                            and Dividend Declaration

Warren, Pennsylvania January 22, 2004

Northwest Bancorp, Inc. (NASDAQ: NWSB) announced net income for the quarter ended December 31, 2003 of $12.0 million, or $.25 per diluted share. This represents an increase of $1.7 million, or 16.8% over the same quarter last year when net income was $10.3 million, or $.21 per diluted share. The Company's year-end is June 30 and the earnings currently released are for its second fiscal quarter.

Net income for the six-month period ended December 31, 2003 of $24.5 million, or $.51 per diluted share represents an increase of $2.8 million, or 12.6% over the same six-month period last year when net income was $21.7 million, or $.45 per diluted share. The Company noted however, that income for the current six-month period was augmented by profits from the sale of investment securities, during the previous fiscal quarter, which contributed net income after tax of approximately $2.0 million.

In making this earnings announcement, William J. Wagner, President and Chief Executive Officer noted "It is gratifying to see our Company realize the anticipated increases in net income and earnings per share which resulted primarily from the acquisition of Bell Federal and the completion of our incremental stock offering. Both of these transactions occurred during the previous quarter and went better than expected. We are also pleased to report that our net interest margin appears to have stabilized in the current quarter following a fifteen month decline when it was negatively impacted by historically low levels of market interest rates. Looking ahead, our Company's balance sheet remains well positioned for rising interest rates and we continue to maintain record levels of liquid assets. This liquidity will provide the flexibility we will need in meeting the demands of our customers and the challenges of the marketplace."

The annualized returns on average shareholders' equity and average assets were 10.00% and 0.82%, respectively for the current quarter compared to 12.33% and ..84% for the same period last year. The annualized returns on average shareholders' equity and average assets were 10.91% and .86%, respectively, for the six-month period ended December 31, 2003 compared to 13.25% and .93% for the same period during the prior year.

For the quarter ended December 31, 2003, net interest income on a fully taxable equivalent basis increased $7.6 million, or 21.2% to $43.3 million from $35.7 million for the same quarter last year. The Company attributes the increase in net interest income to an increase in interest earning assets and a decrease in the rates paid on interest bearing liabilities. The Company also highlighted that its net interest margin increased to 3.16% in the current quarter from 3.13% in the prior year.

On October 17, 2003 the Company completed its integration of Bell Federal Savings and Loan Association of Bellevue into its primary operating subsidiary, Northwest Savings Bank. This integration added seven Northwest Savings Bank offices in Allegheny County, Pennsylvania.

The Company also announced that its Board of Directors declared a quarterly dividend of $.10 per share to shareholders of record as of January 30, 2004 to be paid on February 13, 2004. This represents the thirty-seventh consecutive quarter that the Company has paid a dividend since completing its initial public offering in 1994.

Northwest Bancorp, Inc. is headquartered in Warren, Pennsylvania and operates 132 banking offices in Pennsylvania and 5 banking offices in Ohio through its subsidiary, Northwest Savings Bank. In addition, the Company operates 8 banking offices in western New York through its subsidiary, Jamestown Savings Bank. The Company also operates 47 consumer finance offices in Pennsylvania and 2 consumer finance offices in New York through its subsidiary, Northwest Consumer Discount Company.

Additional information regarding Northwest Bancorp, Inc. can be accessed on-line at www.northwestsavingsbank.com.

--------------------------------------------------------------------------------

In addition to historical information, this release may contain certain forward-looking statements that are based on assumptions and information currently available to management. These forward-looking statements are subject to various risks and uncertainties including, but not limited to, economic, regulatory, competitive and other factors affecting the Company and its operations. Readers are cautioned not to place undue reliance on these forward-looking statements as actual results may differ materially from those expressed or implied. Management has no obligation to revise or update these forward-looking statements to reflect events or circumstances that arise after the date of this release.


                    NORTHWEST BANCORP, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                       DECEMBER 31,         JUNE 30,
                                      ASSETS                                               2003              2003
--------------------------------------------------------------------------------     ----------------  ---------------
CASH AND CASH EQUIVALENTS                                                            $       87,241             75,563
INTEREST-EARNING DEPOSITS IN OTHER FINANCIAL INSTITUTIONS                                    87,633            244,437
MARKETABLE SECURITIES AVAILABLE-FOR-SALE (AMORTIZED COST OF $1,102,901 AND
   $884,667)                                                                              1,112,806            896,631
MARKETABLE SECURITIES HELD-TO-MATURITY (MARKET VALUE OF $450,897 AND $486,922)              444,259            477,821
                                                                                     --------------    ---------------
     TOTAL CASH, INTEREST-EARNING DEPOSITS AND MARKETABLE SECURITIES                      1,731,939          1,694,452

MORTGAGE LOANS - ONE- TO FOUR-FAMILY                                                      2,309,298          2,064,181
COMMERCIAL REAL ESTATE LOANS                                                                411,178            377,507
CONSUMER LOANS                                                                              831,009            701,561
COMMERCIAL BUSINESS LOANS                                                                   130,958            130,115
                                                                                     --------------    ---------------
     TOTAL LOANS RECEIVABLE                                                               3,682,443          3,273,364
ALLOWANCE FOR LOAN LOSSES                                                                   (28,445)           (26,593)
                                                                                     --------------    ----------------
     LOANS RECEIVABLE, NET                                                                3,653,998          3,246,771

FEDERAL HOME LOAN BANK STOCK, AT COST                                                        33,151             33,764
ACCRUED INTEREST RECEIVABLE                                                                  21,849             18,714
REAL ESTATE OWNED, NET                                                                        3,436              3,664
PREMISES AND EQUIPMENT, NET                                                                  73,535             63,190
BANK OWNED LIFE INSURANCE                                                                    88,126             63,397
GOODWILL                                                                                    126,705             76,206
OTHER ASSETS                                                                                 43,988             22,209
                                                                                     --------------    ---------------
     TOTAL ASSETS                                                                    $    5,776,727          5,222,367
                                                                                     ==============    ===============

                       LIABILITIES AND SHAREHOLDERS' EQUITY
----------------------------------------------------------------------------------
LIABILITIES:
   NONINTEREST-BEARING DEMAND DEPOSITS                                               $      207,446            190,987
   INTEREST-BEARING DEMAND DEPOSITS                                                         642,230            670,935
   SAVINGS DEPOSITS                                                                       1,745,858          1,488,885
   TIME DEPOSITS                                                                          2,102,428          1,912,749
                                                                                     --------------    ---------------
       TOTAL DEPOSITS                                                                     4,697,962          4,263,556

BORROWED FUNDS                                                                              452,033            465,750
ADVANCES BY BORROWERS FOR TAXES AND INSURANCE                                                21,724             21,319
ACCRUED INTEREST PAYABLE                                                                      4,007              4,101
OTHER LIABILITIES                                                                             8,874             11,709
JUNIOR SUBORDINATED DEBENTURES                                                              102,062                 --
TRUST PREFERRED SECURITIES                                                                       --             99,000
                                                                                     --------------    ---------------
       TOTAL LIABILITIES                                                                  5,286,662          4,865,435

SHAREHOLDERS' EQUITY:
   PREFERRED STOCK, $.10 PAR VALUE: 10,000,000 SHARES AUTHORIZED, NO SHARES ISSUED               --                 --
   COMMON STOCK, $.10 PAR VALUE: 100,000,000 SHARES AUTHORIZED, 47,788,950 AND
     47,693,981 ISSUED AND OUTSTANDING, RESPECTIVELY                                          4,779              4,769
   PAID-IN CAPITAL                                                                          185,975             72,787
   RETAINED EARNINGS                                                                        292,878            271,599
   ACCUMULATED OTHER COMPREHENSIVE INCOME:
       NET UNREALIZED GAIN/ (LOSS) ON SECURITIES AVAILABLE-FOR-SALE, NET OF INCOME
         TAXES                                                                                6,433              7,777
                                                                                     --------------    ---------------
                                                                                            490,065            356,932
                                                                                     --------------    ---------------
       TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                    $    5,776,727          5,222,367
                                                                                     ==============    ===============


              EQUITY TO ASSETS                                                                  8.48%             6.83%
              BOOK VALUE PER SHARE                                                   $         10.25   $          7.48
              CLOSING MARKET PRICE                                                   $         21.34   $         16.03
              FULL TIME EQUIVALENT EMPLOYEES                                                  1,569              1,489
              NUMBER OF BANKING OFFICES                                                         145                137


                    NORTHWEST BANCORP, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                     THREE MONTHS ENDED                SIX MONTHS ENDED
                                                                        DECEMBER 31,                      DECEMBER 31,
                                                                   2003             2002             2003             2002
                                                                ----------       ----------       ----------       ----------
INTEREST INCOME:
     LOANS RECEIVABLE                                           $ 58,214           58,021         114,149          115,575
     MORTGAGE-BACKED SECURITIES                                    6,877            6,512          11,627           12,867
     TAXABLE INVESTMENT SECURITIES                                 4,360            2,398           7,825            4,757
     TAX-FREE INVESTMENT SECURITIES                                3,091            2,024           5,881            3,897
     INTEREST-EARNING DEPOSITS                                       370            1,215           1,029            2,085
                                                                --------         --------         -------          -------
         TOTAL INTEREST INCOME                                    72,912           70,170         140,511          139,181

INTEREST EXPENSE:
     DEPOSITS                                                     24,569           28,397          50,298           57,000
     BORROWED FUNDS                                                7,084            7,459          14,274           13,476
                                                                --------         --------         -------          -------
         TOTAL INTEREST EXPENSE                                   31,653           35,856          64,572           70,476

         NET INTEREST INCOME                                      41,259           34,314          75,939           68,705
PROVISION FOR LOAN LOSSES                                         1,733            2,159           3,460            3,826
                                                                --------         --------         -------          -------
         NET INTEREST INCOME AFTER PROVISION
         FOR LOAN LOSSES                                          39,526           32,155          72,479           64,879

NONINTEREST INCOME:
     SERVICE CHARGES AND FEES                                      3,462            3,490           6,739            6,896
     TRUST AND OTHER FINANCIAL SERVICES INCOME                       941              807           1,849            1,660
     INSURANCE COMMISSION INCOME                                     192              370             359              755
     GAIN ON SALE OF MARKETABLE SECURITIES, NET                      583              257           3,897              544
     GAIN ON SALE OF LOAN, NET                                       115              709             401            1,218
     GAIN ON SALE OF REAL ESTATE OWNED, NET                          507              135           1,060              182
     INCOME FROM BANK OWNED LIFE INSURANCE                         1,058              872           1,943            1,624
     OTHER OPERATING INCOME                                          452              368             823              801
                                                                --------         --------         -------          -------
         TOTAL NONINTEREST INCOME                                  7,310            7,008          17,071           13,680

NONINTEREST EXPENSE:
     COMPENSATION AND EMPLOYEE BENEFITS                           16,718           13,570          31,060           26,620
     PREMISES AND OCCUPANCY COSTS                                  3,847            3,322           7,496            6,498
     OFFICE OPERATIONS                                             2,371            2,262           4,452            4,140
     PROCESSING EXPENSES                                           2,175            2,217           4,256            4,150
     ADVERTISING                                                     580              778           1,132            1,286
     OTHER EXPENSES                                                4,270            2,308           6,510            4,522
                                                                --------         --------         -------          -------
         TOTAL NONINTEREST EXPENSE                                29,961           24,457          54,906           47,216

     INCOME BEFORE INCOME TAXES                                   16,875           14,706          34,644           31,343
     FEDERAL AND STATE INCOME TAXES                                4,854            4,418          10,167            9,612
                                                                --------         --------         -------          -------

            NET INCOME                                          $ 12,021           10,288          24,477           21,731

BASIC EARNINGS PER SHARE                                           $0.25            $0.22           $0.51            $0.46

DILUTED EARNINGS PER SHARE                                         $0.25            $0.21           $0.51            $0.45

RETURN ON AVERAGE EQUITY                                           10.00%           12.33%          10.91%           13.25%
RETURN ON AVERAGE ASSETS                                            0.82%            0.84%           0.86%            0.93%

BASIC COMMON SHARES OUTSTANDING                               47,760,965       47,610,073      47,735,284       47,857,006
DILUTED COMMON SHARES OUTSTANDING                             48,408,272       48,132,849      48,313,712       48,095,515



                    NORTHWEST BANCORP, INC. AND SUBSIDIARIES
                               SUPPLEMENTARY DATA
                             (DOLLARS IN THOUSANDS)

                                                                      THREE MONTHS                SIX MONTHS
                                                                   ENDED DECEMBER 31,         ENDED DECEMBER 31,
                                                                   2003          2002         2003          2002
                                                                 --------      --------     --------      --------
ALLOWANCE FOR LOAN LOSSES
     BEGINNING BALANCE                                            27,822        23,828       26,593        22,042
     PROVISION                                                     1,733         2,159        3,460         3,826
     CHARGE-OFFS                                                  (1,228)       (1,118)      (2,824)       (2,331)
     RECOVERIES                                                      118           100          291           231
     ACQUISITIONS                                                     --            --          925         1,201
                                                                 -------       -------      -------       -------
     ENDING BALANCE                                               28,445        24,969       28,445        24,969

NET CHARGE-OFFS TO AVERAGE LOANS, ANNUALIZED                        0.12%         0.13%        0.14%         0.13%


                                                                      DECEMBER 31,                 JUNE 30,
                                                                   2003          2002         2003          2002
                                                                 --------      --------     --------      --------
NON-PERFORMING LOANS                                              32,396        27,899       32,613        15,800
REAL ESTATE OWNED, NET                                             3,436         4,473        3,664         5,157
                                                                 -------       -------      -------       -------
NON-PERFORMING ASSETS                                             35,832        32,372       36,277        20,957

NON-PERFORMING LOANS TO
     TOTAL LOANS                                                    0.88%         0.86%        1.00%         0.52%
NON-PERFORMING ASSETS TO
     TOTAL ASSETS                                                   0.62%         0.65%        0.69%         0.49%
ALLOWANCE FOR LOAN LOSSES TO
     TOTAL LOANS                                                    0.77%         0.77%        0.81%         0.73%
ALLOWANCE FOR LOAN LOSSES TO
     NON-PERFORMING LOANS                                          87.81%        89.50%       81.54%       139.51%


                              Average Balance Sheet
                             (Dollars in Thousands)

The following table sets forth certain information relating to the Company's average balance sheet and reflects the average yield on assets and average cost of liabilities for the periods indicated. Such yields and costs are derived by dividing income or expense by the average balance of assets or liabilities, respectively, for the periods presented. Average balances are calculated using daily averages.

                                                                            Three Months Ended December 31,
                                                                      2003                                    2002
                                                      ----------------------------------      ----------------------------------
                                                        Average     Interest       Avg.        Average      Interest       Avg.
                                                        Balance                   Yield/       Balance                    Yield/
                                                                                   Cost                                    Cost
                                                      -----------   ----------   -------      -----------   ----------   -------
ASSETS:
Interest earning assets:
   Loans receivable (a) (b) (d)                       $ 3,643,172     $ 58,547    6.43%       $ 3,196,734     $ 58,364    7.30%
   Mortgage-backed securities (c)                     $   885,309     $  6,877    3.11%       $   649,968     $  6,512    4.01%
   Investment securities (c) (d) (e)                  $   744,473     $  8,997    4.83%       $   327,351     $  5,246    6.41%
   FHLB stock                                         $    36,049     $    117    1.30%       $    26,675     $    220    3.30%
   Other interest earning deposits                    $   160,175     $    370    0.92%       $   367,193     $  1,215    1.32%
                                                      -----------     --------    ----        -----------     --------    ----

Total interest earning assets                         $ 5,469,178     $ 74,908    5.48%       $ 4,567,921     $ 71,557    6.27%

Noninterest earning assets (f)                        $   371,813                             $   330,315
                                                      -----------                             -----------

TOTAL ASSETS                                          $ 5,840,991                             $ 4,898,236
                                                      -----------                             -----------
                                                      -----------                             -----------

LIABILITIES AND SHAREHOLDERS' EQUITY:
Interest bearing liabilities:
   Savings accounts                                   $   976,196     $  3,150    1.29%       $   775,107     $  4,448    2.30%
   Now accounts                                       $   684,854     $  1,330    0.78%       $   527,397     $  1,838    1.39%
   Money market demand accounts                       $   767,036     $  3,048    1.59%       $   489,163     $  2,992    2.45%
   Certificate accounts                               $ 2,146,891     $ 17,041    3.18%       $ 1,960,375     $ 19,119    3.90%
   Borrowed funds (g)                                 $   453,173     $  5,153    4.55%       $   491,018     $  5,543    4.52%
   Debentures                                         $   102,062     $  1,931    7.57%       $    99,000     $  1,916    7.74%
                                                      -----------     --------    ----        -----------     --------    ----

Total interest bearing liabilities                    $ 5,130,212     $ 31,653    2.47%       $ 4,342,060     $ 35,856    3.30%

Noninterest bearing liabilities                       $   230,179                               $ 222,542
                                                      -----------                             -----------

Total liabilities                                     $ 5,360,391                             $ 4,564,602

Shareholders' equity                                  $   480,600                               $ 333,634
                                                      -----------                             -----------

TOTAL LIABILITIES AND EQUITY                          $ 5,840,991                             $ 4,898,236
                                                      -----------                             -----------
                                                      -----------                             -----------

Net interest income/ Interest rate spread                             $ 43,255    3.01%                       $ 35,701    2.97%

Net interest earning assets/ Net interest margin      $   338,966                 3.16%         $ 225,861                 3.13%

Ratio of interest earning assets to
 interest bearing liabilities                               1.07X                                   1.05X


(a) Average gross loans receivable includes loans held as available-for-sale and loans placed on nonaccrual status.
(b) Interest income includes accretion/ amortization of deferred loan fees/ expenses.
(c) Average balances do not include the effect of unrealized gains or losses on securities held as available-for-sale.
(d) Interest income on tax-free investment securities and tax-free loans are presented on a fully taxable equivalent basis.
(e) Average balances include FNMA and FHLMC stock.
(f) Average balances include the effect of unrealized gains or losses on securities held as available-for-sale.
(g) Average balances include FHLB borrowings, securities sold under agreements to repurchase and other borrowings.

                              Average Balance Sheet
                             (Dollars in Thousands)

The following table sets forth certain information relating to the Company's average balance sheet and reflects the average yield on assets and average cost of liabilities for the periods indicated. Such yields and costs are derived by dividing income or expense by the average balance of assets or liabilities, respectively, for the periods presented. Average balances are calculated using daily averages.


                                                                               Six Months Ended December 31,
                                                         2003                                    2002
                                                        Average     Interest       Avg.        Average      Interest       Avg.
                                                        Balance                   Yield/       Balance                    Yield/
                                                                                   Cost                                    Cost
                                                      -----------   ----------    ------      -----------   ----------    ------
ASSETS:
Interest earning assets:
   Loans receivable (a) (b) (d)                       $ 3,511,865    $ 114,830    6.54%       $ 3,127,902    $ 116,264    7.43%
   Mortgage-backed securities (c)                     $   897,016    $  11,627    2.59%       $   599,216    $  12,867    4.30%
   Investment securities (c) (d) (e)                  $   664,146    $  16,565    4.99%       $   314,643    $  10,246    6.51%
   FHLB stock                                         $    37,377    $     307    1.64%       $    25,203    $     417    3.31%
   Other interest earning deposits                    $   228,128    $   1,029    0.90%       $   288,327    $   2,085    1.45%

Total interest earning assets                         $ 5,338,532    $ 144,358    5.41%       $ 4,355,291    $ 141,879    6.52%

Noninterest earning assets (f)                        $   357,998                             $   307,404

TOTAL ASSETS                                          $ 5,696,530                             $ 4,662,695

LIABILITIES AND SHAREHOLDERS' EQUITY:
Interest bearing liabilities:
   Savings accounts                                   $   997,190    $   6,998    1.40%       $   747,813    $   9,199    2.46%
   Now accounts                                       $   686,507    $   3,076    0.90%       $   480,355    $   3,147    1.31%
   Money market demand accounts                       $   689,516    $   5,633    1.63%       $   455,793    $   5,818    2.55%
   Certificate accounts                               $ 2,070,530    $  34,591    3.34%       $ 1,936,550    $  38,836    4.01%
   Borrowed funds (g)                                 $   480,392    $  10,476    4.36%       $   398,404    $   9,631    4.84%
   Debentures                                         $   100,531    $   3,798    7.56%       $    99,000    $   3,845    7.77%

Total interest bearing liabilities                    $ 5,024,666    $  64,572    2.57%       $ 4,117,915    $  70,476    3.42%

Noninterest bearing liabilities                       $   223,124                             $   216,682

Total liabilities                                     $ 5,247,790                             $ 4,334,597

Shareholders' equity                                  $   448,740                             $   328,098

TOTAL LIABILITIES AND EQUITY                          $ 5,696,530                             $ 4,662,695

Net interest income/ Interest rate spread                             $ 79,786    2.84%                      $  71,403    3.10%

Net interest earning assets/ Net interest margin      $   313,866                 2.99%       $   237,376                 3.28%

Ratio of interest earning assets to
 interest bearing liabilities                               1.06X                                   1.06X


(a) Average gross loans receivable includes loans held as available-for-sale and loans placed on nonaccrual status.
(b) Interest income includes accretion/ amortization of deferred loan fees/ expenses.
(c) Average balances do not include the effect of unrealized gains or losses on securities held as available-for-sale.
(d) Interest income on tax-free investment securities and tax-free loans are presented on a fully taxable equivalent basis.
(e) Average balances include FNMA and FHLMC stock.
(f) Average balances include the effect of unrealized gains or losses on securities held as available-for-sale.
(g) Average balances include FHLB borrowings, securities sold under agreements to repurchase and other borrowings.